Exhibit 10.12

EXECUTION COPY

October 20, 2014

Allied Motion Technologies Inc.

495 Commerce Drive Suite 3

Amherst, NY  14228

Re:                             Amendment No. 1 to Note Agreement

Ladies and Gentlemen:

Reference is made to that certain Note Agreement, dated as of October 18, 2013 (the “Note Agreement”), among Allied Motion Technologies Inc., a Colorado corporation (the “Company”), and the purchasers named in the Purchaser Schedule attached thereto.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Note Agreement.

The Company has requested that the Required Holder(s) agree to modify the Note Agreement as set forth below.  Subject to the terms and conditions hereof, and provided that the Company agrees to the modifications of the Note Agreement set forth below, the Required Holder(s) are willing to agree to the Company’s requests.

Accordingly, and in accordance with the provisions of paragraph 12C of the Note Agreement, the parties hereto agree as follows:

SECTION 1.                         Amendments.  Effective on the Effective Date (as defined in Section 3 hereof), the Note Agreement is amended as follows:

1.1.                            Amendment to Paragraph 6B.  Paragraph 6B of the Note Agreement is amended by (a) deleting the word “and” at the end of clause (iii) thereof, (b) replacing the period at the end of clause (iv) thereof with “; and” and (c) adding the following new clause (v) in proper sequence:

“(v)                           any acquisition by the Company and/or any of its Subsidiaries of all or substantially all of the assets or Equity Interests of any other Person (a “Subject Company”) in the same line of business, or assets constituting all or substantially all of a division or product line of a Subject Company in the same line of business, so long as the Company delivers to each holder of a Subordinated Note a certificate in form and content satisfactory to the Required Holder(s) (an “Acquisition Certificate”) indicating that (a) immediately prior to contracting for or consummating such acquisition there does not exist, and there does not occur as a direct or indirect result of the consummation of such acquisition, any Event of Default or Default, (b) the Company is in compliance with the financial covenants set forth in paragraph 6I hereof on a pro forma basis as of the last fiscal quarter of the Company most recently ended for which financial statements are then available or required to be delivered under paragraph 5A hereof assuming such acquisition had been consummated on the first day of the Reference Period ending on the last day of such fiscal quarter, and the Company demonstrates based on pro forma projections covering the four fiscal quarters of the Company following the date of such Acquisition Certificate that the Company will be in compliance with the financial covenants set forth paragraph 6I hereof upon and after consummation of such acquisition, (c) such acquisition is being completed on a non-hostile basis without opposition from the board of directors, managers or equity owners of such Subject Company, (d) with respect to any assets or Equity Interests of any Person acquired directly or indirectly pursuant to such acquisition, there are no liens thereon other than Liens permitted by paragraph 6A, and (e) the aggregate consideration paid by the Company and/or any of its Subsidiaries in connection with all such acquisitions during the term of this Agreement does not exceed $10,000,000, unless specifically consented to in writing by the Required Holder(s).”

1.2                               Amendment to Paragraph 6C(ix).  Paragraph 6C(ix) of the Note Agreement is amended and restated in its entirety to read as follows:

“(ix)                        Indebtedness of Allied Motion (Changzhou) Motors Co., Ltd. and/or Allied Motion (Changzhou) Trading Co., Ltd. to JPMorgan Chase Bank (China) Company Limited Shanghai Branch and/or Bank of America, N.A. (Shanghai Branch) in an aggregate amount not to exceed 13,500,000 Chinese Renminbi.”

1.3                               Amendment to Paragraph 6I(ii).  Paragraph 6I(ii) of the Note Agreement is amended and restated in its entirety to read as follows:

“(ii)                            The Company covenants that it will not permit the Total Leverage Ratio, as of the end of any fiscal quarter, to be greater than (a) for the fiscal quarters ending on or about December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014, 4.50:1.0, (b) for the fiscal quarter ending on or about December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015, 4.00:1.0, (c) for the fiscal quarters ending on or about December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016, 3.50:1.0 or (d) for each fiscal quarter thereafter, 3.00:1.0.”

1.4                               Amendment to Paragraph 11A.  The definition of “Reinvestment Yield” set forth in paragraph 11A of the Note Agreement is amended by replacing the first reference to “yields” in clause (i) thereof with “ask-side yields”.

SECTION 2.                         Consent.  The Company has advised the holders of the Subordinated Notes that the Company and/or one or more of the Subsidiary Guarantors has entered  into a letter of intent to acquire all of the assets or equity interests of a Swedish entity for a purchase price of approximately Three Million Dollars (USD 3,000,000) (the “Swedish Acquisition”).  Effective upon the satisfaction of all conditions specified in this Section 2 and in Section 3, the Required Holder(s) hereby consent to the Swedish Acquisition (this “Consent”), and acknowledge that the aggregate consideration paid for the Swedish Acquisition shall not reduce the $10,000,000 maximum aggregate consideration which the Company and its Subsidiaries may pay for acquisitions during the term of the Note Agreement permitted under paragraph 6B(v)(e)

of the Note Agreement, as amended by this Amendment.  The effectiveness of this Consent shall be conditioned upon the satisfaction of the following conditions precedent:

(a)                                 Acquisition Documents.  The Company shall have delivered to the holders of the Subordinated Notes a true, complete and correct copy of the asset or stock purchase agreement executed in connection with the Swedish Acquisition (including the Exhibits and Schedules thereto) and any other documents relating to the Swedish Acquisition as the Required Holder(s) shall request, which requested documents shall be in form and substance satisfactory to the Required Holder(s).

(b)                                 No Events of Default.  There is, as of the date of consummation of the Swedish Acquisition, no event or condition which constitutes an Event of Default under any of the Transaction Documents or which, with notice and/or the passage of time, would constitute an Event of Default.

(c)                                  Representations and Warranties.  The representations and warranties set forth in paragraph 8 of the Note Agreement are true and correct on and as of the date of consummation of the Swedish Acquisition with the same force and effect as if made on and as of such date.

SECTION 3.                         Conditions Precedent.  This letter shall become effective as of the date (the “Effective Date”) upon which each of the following conditions is satisfied:

3.1                               Documents.  Each holder of a Subordinated Note shall have received original counterparts or, if satisfactory to such holder, certified or other copies of all of the following, each duly executed and delivered by the party or parties thereto, in form and substance satisfactory to such holder, dated the date hereof unless otherwise indicated, and on such date in full force and effect:

(a)                                 a copy of this letter, duly executed by the Company and the Required Holder(s);

(b)                                 a copy of an executed amendment to the Credit Agreement which amends the Credit Agreement consistent with the amendments set forth in Section 1 hereof and includes a consent consistent with the Consent; and

(c)                                  a copy of the attached Guarantor Acknowledgment and Agreement, duly executed by the Subsidiary Guarantors.

3.2.                            Fees and Expenses.  The Company shall have paid the fees and expenses of special counsel to the holders of the Subordinated Notes that have been presented to the Company as of the Effective Date.

3.3.                            Representations and Warranties.  The representations and warranties of the Company in Section 4 hereof shall be true and correct on the Effective Date.

3.4.                            Proceedings.  All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to counsel to the holders of the Subordinated Notes, and each holder of the Subordinated Notes shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

SECTION 4.                         Representations and Warranties.  To induce the holders of the Subordinated Notes to execute and deliver this letter, the Company hereby represents, warrants and covenants that (1) the execution and delivery of this letter have been duly authorized by all necessary corporate action on behalf of the Company and each Subsidiary Guarantor and this letter has been executed and delivered by a duly authorized officer of the Company and each Subsidiary Guarantor, and all necessary or required consents to this letter have been obtained and are in full force and effect, (2) this letter constitutes the legal, valid and binding obligation of the Company and each Subsidiary Guarantor enforceable in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (3) after giving effect to Sections 1 and 2 hereof, the representations and warranties contained in Paragraph 8 of the Note Agreement are true on and as of the Effective Date, (4) after giving effect to Sections 1 and 2 hereof, there shall not exist on the Effective Date any Event of Default or Default and (5) neither the Company nor any Subsidiary Guarantor has paid or agreed to pay, and neither the Company nor any Subsidiary Guarantor will pay or agree to pay, any fees or other consideration to any Person in connection with the amendment referenced in Section 3.1(b) hereof, other than out-of-pocket fees and expenses of legal counsel to the lenders under the Credit Agreement and out-of-pocket fees and expenses of legal counsel to the Company and the Subsidiary Guarantors.

SECTION 5.                         Reference to and Effect on Note Agreement and other Transaction Documents.  Upon the effectiveness of the amendments in this letter, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this letter.  Except as specifically set forth in Sections 1 and 2 of this letter, the Note Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.  The Consent is only applicable and shall only be effective in the specific instance and for the specific purpose for which made and is expressly limited to the facts and circumstances referred to herein.  Except as specifically set forth in Sections 1 and 2 of this letter, the execution, delivery and effectiveness of this letter shall not (a) amend the Note Agreement, any Subordinated Note or any other Transaction Document, (b) operate as a waiver of any right, power or remedy of the holder of any Subordinated Note, or (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement, any Subordinated Note or any other Transaction Document at any time.  The Company acknowledges and agrees that it has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of its obligations under the Note Agreement or any other Transaction Document.  The execution, delivery and effectiveness of this letter shall not be construed as a course of dealing or other implication that the holders of Subordinated Notes have agreed to or are prepared to grant any amendment, waiver or consent under the Note Agreement or any other Transaction Document in the future, whether or not under similar circumstances.

SECTION 6.                         Expenses.  The Company hereby confirms its obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay,

promptly after request by any holder of a Subordinated Note, all reasonable out-of-pocket costs and expenses, including attorneys’ fees and expenses, incurred by the holders of the Subordinated Notes in connection with this letter or the transactions contemplated hereby, in enforcing any rights under this letter, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this letter or the transactions contemplated hereby.  The obligations of the Company under this Section 5 shall survive transfer by any holder of any Subordinated Note and payment of any Subordinated Note.

SECTION 7.                         Governing Law.  THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS AGREEMENT TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH, OR THE RIGHTS OF THE PARTIES TO BE GOVERNED BY, THE LAWS OF ANY OTHER JURISDICTION).

SECTION 8.                         Counterparts; Facsimile Signature Pages; Section Titles.  This letter may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this letter by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this letter.  The section titles contained in this letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

[signature pages follow]

Very truly yours,

PRUDENTIAL CAPITAL PARTNERS IV, L.P.

By:	Lake Street Partners IV, L.P. (its General Partner)

By:	/s/ Stephen F. Szejner
Vice President

PRUDENTIAL CAPITAL PARTNERS
MANAGEMENT FUND IV, L.P.

By:	Market Street Holdings IV, LLC (its
General Partner)

By:	Prudential Investment Management, Inc. (its
Managing Member)

By:	/s/ Stephen F. Szejner
Vice President

PRUDENTIAL CAPITAL PARTNERS
(PARALLEL FUND) IV, L.P.

By:	Lake Street Partners IV, L.P. (its General
Partner)

By:	/s/ Stephen F. Szejner
Vice President

Allied Motion Technologies Inc. - Amendment No. 1

Agreed and accepted:

ALLIED MOTION TECHNOLOGIES INC.

By:	/s/ ROBERT P. MAIDA
Name:	Robert P. Maida
Title:	Chief Financial Officer

Allied Motion Technologies Inc. - Amendment No. 1

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Amendment No. 1 to Note Agreement dated as of October 20, 2014 (the “Amendment”).  The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty Agreement dated as of October 18, 2013 (the “Subsidiary Guaranty”) executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

Each of the undersigned acknowledges and agrees that it has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of its obligations under the Subsidiary Guaranty.

ALLIED MOTION CONTROL CORPORATION

By:	/s/ ROBERT P. MAIDA
Name:	Robert P. Maida
Title:	Vice President

EMOTEQ CORPORATION

By:	/s/ ROBERT P. MAIDA
Name:	Robert P. Maida
Title:	Vice President

MOTOR PRODUCTS CORPORATION

By:	/s/ ROBERT P. MAIDA
Name:	Robert P. Maida
Title:	Vice President

AMOT I, INC.

By:	/s/ ROBERT P. MAIDA
Name:	Robert P. Maida
Title:	Vice President

AMOT II, INC.

By:	/s/ ROBERT P. MAIDA
Name:	Robert P. Maida
Title:	Vice President

AMOT III, INC.

By:	/s/ ROBERT P. MAIDA
Name:	Robert P. Maida
Title:	Vice President

STATURE ELECTRIC, INC.

By:	/s/ ROBERT P. MAIDA
Name:	Robert P. Maida
Title:	Vice President

GLOBE MOTORS, INC.

By:	/s/ ROBERT P. MAIDA
Name:	Robert P. Maida
Title:	Vice President